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                                                                    EXHIBIT 23.2


                              ACCOUNTANTS' CONSENT

We consent to the inclusion in Form SB-2 of our report dated October 10, 1999 on our audit of the financial statements of Islands Bancorp as of September 30, 1999, and for the period from inception, December 10, 1998, to September 30, 1999.


Atlanta, Georgia
December 13, 1999                       FRANCIS & CO., CPAs